Credit related Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2019
Credit related Commitments and Contingent Liabilities [Abstract]
Disclosure of commitments and contingent liabilities [text block]

Credit related Commitments and Contingent Liabilities

Lending commitments and lending related contingent liabilities

In the normal course of business the Group regularly enters into irrevocable lending commitments, including fronting commitments as well as contingent liabilities consisting of financial and performance guarantees, standby letters of credit and indemnity agreements on behalf of its customers. Under these contracts the Group is required to perform under an obligation agreement or to make payments to the beneficiary based on third party’s failure to meet its obligations. For these instruments it is not known to the Group in detail if, when and to what extent claims will be made. In the event that the Group has to pay out cash in respect of its fronting commitments, the Group would immediately seek reimbursement from the other syndicate lenders. The Group considers all the above instruments in monitoring the credit exposure and may require collateral to mitigate inherent credit risk. If the credit risk monitoring provides sufficient perception about a loss from an expected claim, a provision is established and recorded on the balance sheet.

In the normal course of business the Group also regularly enters into revocable lending commitments. For these instruments it is not known to the Group in detail if, when and to what extent claims will be made. However, as they are revocable they can be cancelled at any point of time.

The following table shows the Group’s revocable lending commitments, irrevocable lending commitments and lending related contingent liabilities without considering collateral or provisions. It shows the maximum potential utilization of the Group in case all these liabilities entered into must be fulfilled. The table therefore does not show the expected future cash flows from these liabilities as many of them will expire without being drawn and arising claims will be honored by the customers or can be recovered from proceeds of arranged collateral.

in € m.	Jun 30, 2019	Dec 31, 2018
Irrevocable lending commitments	163,664	167,722
Revocable lending commitments	43,448	44,327
Contingent liabilities	48,369	51,605
Total	255,481	263,654

Other commitments and other contingent liabilities

The following table shows the Group’s other irrevocable commitments and other contingent liabilities without considering collateral or provisions. It shows the maximum potential utilization of the Group in case all these liabilities entered into must be fulfilled. The table therefore does not show the expected future cash flows from these liabilities as many of them will expire without being drawn and arising claims will be honored by the customers or can be recovered from proceeds of arranged collateral.

in € m.	Jun 30, 2019	Dec 31, 2018
Other commitments	103	130
Other contingent liabilities	78	74
Total	182	204

Irrevocable payment commitments with regard to levies

Irrevocable payment commitments related to bank levy according to Bank Recovery and Resolution Directive (BRRD), the Single Resolution Fund (SRF) and the German deposit protection amounted to € 725.4 million as of June 30, 2019 and to € 595.1 million as of December 31, 2018.